Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 15, 2017 (the “Effective Date”), is entered into by and among STONEMOR OPERATING LLC, a Delaware limited liability company (the “Administrative Borrower”), the other Borrowers party hereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of August 4, 2016 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), whereby the Lenders have extended credit to the Borrowers on the terms and subject to the conditions described therein;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders make certain modifications to the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Required Lenders party hereto have agreed, subject to the terms and conditions of this Amendment, to make such modifications to the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1. Amendments to the Credit Agreement. As of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety by deleting the text thereof and replacing it with the following:

““Applicable Rate” means, for any day, with respect to any Eurodollar Revolving Loan, any Base Rate Revolving Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread for Revolving Loans”, “Base Rate Spread for Revolving Loans” or “Commitment Fee Rate”, as the case may be, based upon the Consolidated Leverage Ratio applicable on such date (as determined for any such date in accordance with paragraphs (i), (ii), (iii) and (iv) below):

	Consolidated Leverage Ratio	Eurodollar Spread for Revolving Loans	Base Rate Spread for Revolving Loans	Commitment Fee Rate
Category 1:	≤ 2.50 to 1.00	1.75%	0.75%	0.30%
Category 2:	> 2.50 to 1.00 but ≤ 3.00 to 1.00	2.25%	1.25%	0.35%
Category 3:	> 3.00 to 1.00 but ≤ 3.50 to 1.00	2.75%	1.75%	0.40%
Category 4:	> 3.50 to 1.00 but ≤ 4.00 to 1.00	3.25%	2.25%	0.45%
Category 5:	> 4.00 to 1.00	3.75%	2.75%	0.50%

First Amendment – StoneMor Operating LLC

64137055

For purposes of the foregoing,

(i) if at any time the Administrative Borrower fails to deliver the Financials on or before the date the Financials are due pursuant to Section 5.01, category 5 shall be deemed applicable for the period commencing three (3) Business Days after the required date of delivery and ending on the date which is three (3) Business Days after the Financials are actually delivered, after which the category shall be determined in accordance with the table above as applicable;

(ii) adjustments, if any, to the category then in effect shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in category shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change);

(iii) notwithstanding the foregoing, category 3 shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Partnership’s first full fiscal quarter ending after the Effective Date (unless such Financials demonstrate that category 4 should have been applicable during such period, in which case category 4 shall be deemed to be applicable during such period) and adjustments to the category then in effect shall thereafter be effected in accordance with the preceding paragraphs; and

(iv) notwithstanding the foregoing, category 5 shall be deemed to be applicable until the Administrative Agent’s receipt of (A) the Financials for the Partnership’s Fiscal Year ending December 31, 2016, (B) the Financials for the Partnership’s fiscal quarter ending March 31, 2017 and (C) the Compliance Certificates required to be delivered under Section 5.01(c) with respect to each such set of Financials.

“Consolidated EBITDA” means, for any period, an amount equal to Consolidated Net Income plus (a) the following to the extent deducted in calculating such Consolidated Net Income for such period: (i) Consolidated Interest Expense, (ii) the provision for federal, state, local and foreign income taxes, (iii) depreciation and amortization expense, (iv) non-cash cost for Cemetery Property and real property sold, (v) any extraordinary losses, (vi) losses from sales of assets other than inventory and Cemetery Property sold in the ordinary

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course of business and other real property sold to the extent permitted under this Agreement (including real property sold pursuant to any Cemetery Non-Profit Management Agreement or Exclusive Management Agreement), (vii) other non-cash items (including, without limitation, unit-based compensation), (viii) reasonable fees, costs and expenses, without duplication, incurred in connection with (1) this Agreement and the other Loan Documents, including any amendment, restatement, supplement or other modification of this Agreement or any of the other Loan Documents and (2) to the extent permitted hereunder, (A) the issuance of Equity Interests and debt securities by the Partnership and (B) the refinancing of High Yield Notes with the proceeds of Future High Yield Notes or Permitted Unsecured Indebtedness, including prepaid interest and early redemption premium (it being agreed that the addback described in this clause (viii) shall be permitted with respect to each amendment or other transaction described in this clause (viii) irrespective of whether such amendment or transaction is actually consummated), (ix) reasonable fees, costs and expenses, without duplication, incurred in connection with any Permitted Acquisition or any unsuccessful attempt by the Partnership or its Subsidiaries to make an acquisition (including an acquisition structured as an Exclusive Management Agreement), irrespective of whether such acquisition would have constituted a Permitted Acquisition had such acquisition been consummated, and (x) any realized losses in the Trust Accounts investment portfolio of the Loan Parties in an aggregate amount for all periods not to exceed $53,000,000, and minus (b) to the extent included in calculating such Consolidated Net Income for such period, (i) any extraordinary gains, (ii) gains from sales of assets other than inventory and Cemetery Property sold in the ordinary course of business and other real property sold to the extent permitted under this Agreement (including real property sold pursuant to any Cemetery Non-Profit Management Agreement or Exclusive Management Agreement), (iii) the amount of non-cash gains during such period (other than as a result of deferral of purchase price with respect to notes or installment sales contracts received in connection with sales of Cemetery Property) and (iv) other non-cash gains. Consolidated EBITDA shall be adjusted for the following: (x) “Change in Deferred Selling and Obtaining Costs”, and (y) “Change in Deferred Revenue, net” as each such term is presented in the consolidated statement of cash flows of the Partnership; provided, that all calculations of Consolidated EBITDA shall additionally be adjusted on a Pro Forma Basis to account for any Permitted Acquisitions or Equivalent Dispositions then being consummated, if applicable, as well as any other Permitted Acquisitions or Equivalent Dispositions consummated, on or after the first day of any related Calculation Period or Measurement Period, as applicable (as if consummated on the first day of such applicable Calculation Period or Measurement Period).”

(b) Section 5.01(a) of the Credit Agreement is hereby amended and restated in its entirety by deleting the text thereof and replacing it with the following:

“(a) within ninety-five (95) days (or, for the Fiscal Year ending December 31, 2016, prior to July 15, 2017) after the end of each Fiscal Year of the Partnership (or, if earlier, the date that the Annual Report on Form 10-K of the Partnership for such Fiscal Year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), commencing with the Fiscal Year ending December 31, 2016, its audited consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by Deloitte & Touche LLP or other independent public accountants reasonably acceptable to the Administrative Agent

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(without a “going concern” or like qualification or exception (other than a qualification in respect of any Fiscal Year in which the Maturity Date is scheduled to occur, due solely to the maturity of the Obligations) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;”

(c) Section 5.01(b) of the Credit Agreement is hereby amended and restated in its entirety by deleting the text thereof and replacing it with the following:

“(b) (i) within forty-five (45) days (or, for the fiscal quarter ending March 31, 2017, within forty-five (45) days after the date that the Annual Report on Form 10-K of the Partnership for the Fiscal Year ending December 31, 2016 is filed) after the end of each of the first three fiscal quarters of each Fiscal Year of the Partnership (or, if earlier, by the date that the Quarterly Report on Form 10-Q of the Partnership for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), commencing with the fiscal quarter ending September 30, 2016, its consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (except for a footnote summarizing the investment of Trust Funds as at the end of the applicable fiscal quarter) and (ii) until both (1) the Annual Report on Form 10-K of the Partnership for the Fiscal Year ending December 31, 2016 is filed and (2) the Quarterly Report on Form 10-Q for the Partnership for the fiscal quarter ending March 31, 2017 is filed, within thirty-five (35) days after the end of each month of each Fiscal Year of the Partnership (or, for the month ending January 31, 2017, within thirty-five (35) days after the last day of February, 2017), commencing with the month ending January 31, 2017, its consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the end of and for such month and the then elapsed portion of the Fiscal Year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (except for a footnote summarizing the investment of Trust Funds as at the end of the applicable fiscal quarter);”

(d) Section 6.07 of the Credit Agreement is hereby amended and restated in its entirety by deleting the text thereof and replacing it with the following:

“Section 6.07. Restricted Payments. The Partnership will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Partnership may declare and pay dividends and distributions with respect to its Equity Interests payable solely in the form of additional Equity Interests that are not Disqualified Equity Interests, (b) Subsidiaries may declare and

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pay dividends and distributions ratably with respect to their Equity Interests, (c) as long as no Event of Default exists or would result therefrom, the Partnership may declare and pay regularly scheduled quarterly distributions to its general and limited partners pursuant to the Partnership Agreement as in effect on the Effective Date, and pay amounts related to the distribution equivalent rights granted to directors, officers, employees or independent contractors of the General Partner, any Loan Party or any Subsidiary under the Partnership’s equity incentive plans and (d) as long as no Event of Default exists or would result therefrom, the Partnership may make Restricted Payments the proceeds of which will be used to repurchase, retire, or otherwise acquire the Equity Interests of the Partnership from directors, officers, employees or independent contractors of the General Partner, any Loan Party or any Subsidiary (or their estate, heirs, family member, spouse and/or former spouse), in each case, in connection with the resignation, termination, death or disability of any such directors, officers, employees or independent contractors in an aggregate amount not to exceed $3,000,000 during any Fiscal Year. Until January 1, 2018, the Partnership will not, directly or indirectly, increase the amount of the quarterly distributions permitted under clause (c) above unless, at the time of declaration thereof and on a pro forma basis after giving effect to the payment of such distribution, the Consolidated Leverage Ratio is no greater than 3.75:1.00.”

(e) Section 6.12(a) of the Credit Agreement is hereby amended and restated in its entirety by deleting the text thereof and replacing it with the following:

“(a) Maximum Consolidated Leverage Ratio. The Partnership will not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter during any period set forth below, commencing on September 30, 2016, determined for the period of four (4) consecutive fiscal quarters ending on such date, to be greater than the ratio set forth below opposite such period:

Period	Ratio

September 30, 2016 through	4.00:1.00
December 31, 2016

January 1, 2017 through	4.25:1.00
September 30, 2017

October 1, 2017 and thereafter	4.00:1.00

Notwithstanding the foregoing, at any time on or after October 1, 2017, upon written notice by the Administrative Borrower to the Administrative Agent pursuant to a certificate of a Responsible Officer on or prior to the last day of the fiscal quarter in which any Designated Acquisition occurs (or, if such Designated Acquisition is comprised of more than one Permitted Acquisition, the fiscal quarter in which the last such Permitted Acquisition comprising such Designated Acquisition is consummated) (i) stating that the Administrative Borrower is making an election to increase the Consolidated Leverage Ratio and (ii) certifying that the Administrative Borrower or another Loan Party has made a Designated Acquisition subsequent to the last day of the immediately preceding fiscal quarter and describing such Designated Acquisition in reasonable detail, then, as of the last day of the fiscal quarter in which such Designated Acquisition occurs, and as of the last day of the immediately succeeding fiscal quarter, such ratio may be greater than 4.00:1.00, but in no event greater than 4.25:1.00.”

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2. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) receipt by the Administrative Agent of a copy of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders;

(b) receipt by the Administrative Agent of a copy of the attached Reaffirmation of Guaranty, duly executed and delivered by each Guarantor;

(c) no Default or Event of Default shall exist immediately prior to or after giving effect to the effectiveness of this Amendment;

(d) the truth and accuracy of the representations and warranties contained in Section 4 of this Amendment;

(e) the Borrower shall have paid to the Administrative Agent, for the ratable account of each Lender signatory to this Amendment, an amendment fee equal to 0.25% of such Lender’s Revolving Commitment, on the date of this Amendment; and

(f) receipt by the Administrative Agent of all fees and expenses due and payable on or before the Effective Date including, without limitation, fees and expenses of Hunton & Williams LLP, counsel to the Administrative Agent.

3. Reaffirmation. Each Borrower hereby (a) ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Secured Obligations under the Loan Documents, subject to the terms thereof.

4. Representations, Warranties, Covenants and Acknowledgments. To induce the Administrative Agent to enter into this Amendment, each Borrower hereby:

(a) represents and warrants that (i) as of the Effective Date, the representations and warranties of such Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date; provided, that to the extent any such representation or warranty specifically refers to an earlier date, such representation and warranty was true and correct in all material respects on and as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” or similar language was true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (ii) as of the Effective Date, no Default or Event of Default has occurred and is continuing, (iii) the execution and delivery of this Amendment is within each Borrower’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders and (iv) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

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(b) acknowledges and agrees that (i) this Amendment is not intended, and should not be construed, except as expressly set forth herein, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement or the other Loan Documents, (ii) this Amendment shall not represent an amendment, consent, or waiver related to any future actions of any Borrower or any Subsidiary and (iii) the Administrative Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement and the other Loan Documents;

(c) further acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement and the other Loan Documents; and

(d) further acknowledges and agrees that, after giving effect to this Amendment, no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of any Borrower against the Administrative Agent or any Lender exists as of the Effective Date arising out of or with respect to this Amendment, the Credit Agreement or any other Loan Document.

5. Effect of Amendment. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

6. Miscellaneous.

(a) Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the terms of Section 2 of this Amendment, this Amendment shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Required Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based

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recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(b) Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(d) Jurisdiction. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

(e) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 6(d). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(f) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(f).

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(g) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Administrative Borrower:

STONEMOR OPERATING LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Partnership:

STONEMOR PARTNERS L.P.
By: STONEMOR GP LLC, as its General Partner

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to First Amendment

[StoneMor Operating LLC]

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Birchlawn Burial Park Subsidiary, Inc.

Bronswood Cemetery, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc.

Forest Lawn Memory Gardens, Inc.

Forest Lawn Memorial Chapel, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

KIRIS Subsidiary, Inc.

Kirk & Nice, Inc.

Kirk & Nice Suburban Chapel, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to First Amendment

[StoneMor Operating LLC]

Modern Park Development Subsidiary, Inc.

Oak Hill Cemetery Subsidiary, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Puerto Rico Cemetery and Funeral, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to First Amendment

[StoneMor Operating LLC]

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

CMS West LLC

CMS West Subsidiary LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rolling Green Memorial Park LLC

Rockbridge Memorial Gardens LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to First Amendment

[StoneMor Operating LLC]

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Hawaii LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

StoneMor Wisconsin LLC

StoneMor Wisconsin Subsidiary LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to First Amendment

[StoneMor Operating LLC]

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to First Amendment

[StoneMor Operating LLC]

Cornerstone Trust Management Services LLC

By:	/s/ Frank Milles
Name:	Frank Milles
Title:	President

Signature Page to First Amendment

[StoneMor Operating LLC]

StoneMor Florida LLC StoneMor Florida Subsidiary LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to First Amendment

[StoneMor Operating LLC]

CAPITAL ONE, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Allison Sardo
Name:	Allison Sardo
Title:	Senior Vice President

Signature Page to First Amendment

[StoneMor Operating LLC]

Capital One, National Association

By:	/s/ Allison Sardo
Name:	Allison Sardo
Title:	Senior Vice President

Signature Page to First Amendment

[StoneMor Operating LLC]

Citizens Bank of Pennsylvania

By:	/s/ Dale R. Carr
Name:	Dale R. Carr
Title:	Senior Vice President

Signature Page to First Amendment

[StoneMor Operating LLC]

TD Bank, N. A.

By:	/s/ Susan Schwartz
Name:	Susan Schwartz
Title:	Vice President

Signature Page to First Amendment

[StoneMor Operating LLC]

RAYMOND JAMES BANK, N.A.

By:	/s/ Daniel Gendron
Name:	Daniel Gendron
Title:	Vice President

Signature Page to First Amendment

[StoneMor Operating LLC]

/s/ Daniel K. Reagle

By:	JPMorgan Chase Bank, N.A.
Name:	Daniel K. Reagle
Title:	Authorized Officer

Signature Page to First Amendment

[StoneMor Operating LLC]

Univest Bank and Trust Co

By:	/s/ Paul A Pyfer
Name:	Paul A Pyfer
Title:	S.V.P

Signature Page to First Amendment

[StoneMor Operating LLC]

CUSTOMERS BANK

By:	/s/ Eugene Kennedy
Name:	Eugene Kennedy
Title:	Managing Director

Signature Page to First Amendment

[StoneMor Operating LLC]

Webster Bank, National Association

By:	/s/ Kent Nelson
Name:	Kent Nelson
Title:	Senior Vice President

Signature Page to First Amendment

[StoneMor Operating LLC]

TriState Capital Bank

By:	/s/ Joseph M. Finley
Name:	Joseph M. Finley
Title:	Regional President

Signature Page to First Amendment

[StoneMor Operating LLC]

REAFFIRMATION OF GUARANTY

March 15, 2017

In connection with that certain Credit Agreement dated as of August 4, 2016 (as amended, the “Credit Agreement” unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) by and among STONEMOR OPERATING LLC, a Delaware limited liability company (the “Administrative Borrower”), the other Borrowers party thereto, the LENDERS party thereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), the undersigned entered into that certain Guaranty and Collateral Agreement dated as of August 4, 2016 or a supplement or joinder thereto (collectively, the “Guaranty Agreement”) for the benefit of the Administrative Agent and the other Secured Parties to guaranty the payment and performance of the Secured Obligations pursuant to the terms of the Guaranty Agreement.

The undersigned now hereby (i) acknowledges the terms of the attached Amendment dated as of the date hereof by and among the Administrative Borrower, the other Borrowers thereto, the Lenders party thereto and the Administrative Agent, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under the Guaranty Agreement and each of the other Loan Documents to which it is a party and (iii) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Secured Obligations under the Loan Documents, subject to the terms thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

Partnership:

STONEMOR PARTNERS L.P. By: STONEMOR GP LLC, as its General Partner

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Birchlawn Burial Park Subsidiary, Inc.

Bronswood Cemetery, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc.

Forest Lawn Memory Gardens, Inc.

Forest Lawn Memorial Chapel, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

KIRIS Subsidiary, Inc.

Kirk & Nice, Inc.

Kirk & Nice Suburban Chapel, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company Legacy Estates, Inc.

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

Modern Park Development Subsidiary, Inc.

Oak Hill Cemetery Subsidiary, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Puerto Rico Cemetery and Funeral, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

CMS West LLC

CMS West Subsidiary LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rolling Green Memorial Park LLC

Rockbridge Memorial Gardens LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Hawaii LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

StoneMor Wisconsin LLC

StoneMor Wisconsin Subsidiary LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

Cornerstone Trust Management Services LLC

By:	/s/ Frank Milles
Name:	Frank Milles
Title:	President

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]

StoneMor Florida LLC StoneMor Florida Subsidiary LLC

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Chief Executive Officer, President

Signature Page to Reaffirmation of Guaranty

[StoneMor Operating LLC]